Exhibit 99.6


MBNA MASTER CREDIT CARD TRUST 1994-2

KEY PERFORMANCE FACTORS
March, 1998

Scheduled Maturity                                      12/15/99


Coupon                                                   5.9600%


Excess Protection Level
   3 Month Average   5.73%
     March, 1998   6.25%
     February, 1998   5.50%
     January, 1998   5.47%



Cash Yield                                              19.19%


Investor Charge Offs                                     4.99%


Base Rate                                                7.96%


Over 35 Day Delinquency                                  5.48%


Seller's Interest                                       28.03%


Total Payment Rate                                      11.11%


Total Principal Balance                                $5,419,033,392.25


Investor Participation Amount                          $900,000,000.00


Seller Participation Amount                            $1,519,033,392.2